UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2019

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

As previously disclosed, on October 12, 2018, Harris Corporation (“Harris”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with L3 Technologies, Inc., a Delaware corporation (“L3”), and Leopard Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Harris, pursuant to which Harris and L3 have agreed, upon the terms and subject to the conditions set forth in the Merger Agreement, to effect an all-stock, merger of equals combination of their respective businesses (the “Merger”). On February 25, 2019, Harris issued a press release announcing that it has set April 4, 2019 as the date for the special meeting of its stockholders to, among other things, consider and vote on proposals to approve the issuance of shares of Harris common stock to L3 stockholders pursuant to the Merger Agreement and to adopt amendments to certain provisions of Harris’ certificate of incorporation. Harris stockholders of record as of the close of business on February 22, 2019 will be entitled to notice of, and to vote at, the special meeting on April 4, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Merger is expected to close in mid-calendar year 2019, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the stockholders of L3 and Harris.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
The following exhibit is filed herewith:

99.1	Press Release, issued by Harris Corporation on February 25, 2019.

Forward-Looking Statements
Certain of the matters discussed in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts may be forward-looking statements; words such as “may,” “will,” “should,” “likely,” “projects,” “guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Harris and L3 caution investors that these statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond Harris’ and L3’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In addition to factors previously disclosed in Harris’ and L3’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Harris and L3 to terminate the definitive merger agreement between Harris and L3; the outcome of any legal proceedings that may be instituted against Harris, L3, or their respective directors; the risk that the stockholder approvals of Harris or L3 may not be obtained on the expected schedule or at all; the ability to obtain regulatory approvals and satisfy other closing conditions to the merger in a timely manner or at all, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the Harris and L3 businesses or fully realizing anticipated cost savings and other benefits; business disruptions from the proposed merger that may harm Harris’ and L3’s businesses, including current plans and operations; any announcement relating to the proposed transaction could have adverse effects on the ability of Harris or L3 to retain and hire key personnel or maintain relationships with suppliers and customers, including the U.S. government and other governments, or on Harris’ or L3’s operating results and businesses generally; the risk that the announcement of the proposed transaction could have adverse effects on the market price of the common stock of either or both of Harris’ and L3’s common stock and the uncertainty as to the long-term value of the common stock of the combined company following the merger; certain restrictions during the pendency of the merger that may impact Harris’ or L3’s ability to pursue certain business opportunities or strategic transactions; the business, economic and political conditions in the markets in which Harris and L3 operate; and events beyond Harris’ and L3’s control, such as acts of terrorism. The foregoing list of risks and uncertainties that could cause actual results to differ from those described in forward-looking statements is not exhaustive. Further information relating to factors that may impact the parties’ results and forward-looking statements are disclosed in their respective filings with the SEC.

These forward-looking statements speak only as of the date of this Current Report or as of the date they were made, and neither Harris nor L3 undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Harris’ and L3’s most recent reports on Form 10-K for the years ended June 29, 2018 and December 31, 2018, respectively, and any material updates to these factors contained in any of Harris’ and L3’s subsequent and future filings.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Given these uncertainties, persons receiving this Current Report should not place any reliance on these forward-looking statements.

Important Additional Information and Where to Find It
This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This Current Report is made in respect of the proposed merger transaction between L3 and Harris (together, the "parties"), as contemplated by the Merger Agreement, among L3, Harris and a wholly owned merger subsidiary of Harris. In connection with the proposed merger, Harris filed with the SEC on February 14, 2019 an amendment to the registration statement on Form S-4 that was originally filed on December 14, 2018, that includes a joint proxy statement of the parties that also constitutes a prospectus of Harris. The registration statement was declared effective on February 20, 2019, and Harris filed with the SEC the definitive joint proxy statement/prospectus on February 25, 2019. The parties commenced mailing the definitive joint proxy statement/prospectus to their respective stockholders on or about February 25, 2019. The parties also may file with the SEC other relevant documents regarding the proposed transaction. This Current Report is not a substitute for the registration statement, the joint proxy statement/prospectus or any other documents that either or both of the parties or any of their respective affiliates may file with the SEC or make available to their respective security holders. INVESTORS AND SECURITY HOLDERS OF EACH PARTY AND ITS AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A copy of the registration statement and the definitive joint proxy statement/prospectus, as well as other filings containing information about the parties, may be obtained free of charge on the SEC's website at www.sec.gov, or from Harris by accessing its website at www.harris.com, or from L3 by accessing its website at www.L3t.com.

Participants in Solicitation
Harris, L3 and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the parties' respective stockholders in respect of the proposed transaction. Information regarding Harris' directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended June 29, 2018 and its Proxy Statement on Schedule 14A, dated September 6, 2018, which are filed with the SEC. Information regarding L3's directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 26, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction is included in the definitive joint proxy statement/prospectus and may be included in other relevant materials that either or both of the parties or any of their respective affiliates may file with the SEC. Copies of these documents may be obtained free of charge as described in the preceding paragraph.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: February 25, 2019		Title:	Senior Vice President, General Counsel and Secretary